U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2002

                         COMMISSION FILE NUMBER: 0-21322

                              Out Takes, Inc.

             (Exact name of registrant as specified in its charter)


           Delaware                                      95-4363944
--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


3811 Turtle Creek Blvd., Ste. 350, Dallas, Texas               75219

(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



                   Registrant's telephone number: (214) 528-8200


                                       NONE

     ------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.   Not Applicable

Item 2.    Acquisition or Disposition of Assets

           Not Applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           On August 5, 2002, Registrant engaged Stonefield Josephson, Inc., Certified Public Accountants, 18500 Von Karman Avenue, Ste. 560, Irvine, California, as its independent accountant, in place and in stead of Rogelio G. Castro.



Item 5.    Other Events




Item 7.    Financial Statements and Exhibits

    Not applicable

     (c)   Exhibits.

          NONE

                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002

Out Takes, Inc.

    James C. Harvey
-----------------------------
By: Chairman, Chief Executive Officer,
Secretary, Director